UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.  2)

Filed by the Registrant   ☒

Filed by a Party other than the Registrant   ☐

Check the appropriate box:

☐           Preliminary Proxy Statement

☐           Confidential, for Use of the Commission Only (as permitted by Rule14a-6(e)(2))

☒           Definitive Proxy Statement

☐           Definitive Additional Materials

☐           Soliciting Material Under Rule 14a-12

WHX Corporation
(Name of Registrant as Specified in Its Charter)

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒           No fee required.

☐           Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)           Title of each class of securities to which transaction applies:

(2)           Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)           Proposed maximum aggregate value of transaction:

(5)           Total fee paid:

☐           Fee paid previously with preliminary materials:

☐           Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)           Amount previously paid:

(2)           Form, Schedule or Registration Statement No.:

(3)           Filing Party:

(4)           Date Filed:

SPECIAL MEETING OF STOCKHOLDERS
OF
WHX CORPORATION
____________________

SUPPLEMENT TO PROXY STATEMENT DATED DECEMBER 14, 2007

This Supplement (the “Supplement”) to the Proxy Statement dated December 14, 2007 and the accompanying proxy card are being furnished to stockholders of record at the close of business on December 10, 2007 of WHX Corporation, a Delaware corporation (“WHX” or the "Company").  In order to permit our stockholders sufficient time to review this Supplement and to evaluate the amended proposal set forth herein, the special meeting of stockholders of WHX, originally scheduled for January 11, 2008, has been postponed until January 31, 2008.

THE SPECIAL MEETING WILL BE HELD ON JANUARY 31, 2008 AT 11:00 A.M., LOCAL TIME, AT THE OFFICES OF OLSHAN GRUNDMAN FROME ROSENZWEIG & WOLOSKY LLP AT PARK AVENUE TOWER, 65 EAST 55TH STREET, 2ND FLOOR, NEW YORK, NEW YORK 10022.

The special meeting has been postponed to permit the Company to amend the proposal to increase the Company’s authorized capital stock to be considered at the special meeting (the “Capitalization Proposal”).  The Capitalization Proposal sought to authorize the Company’s Board of Directors (the “Board”), at its discretion, to amend the Company’s Amended and Restated Certificate of Incorporation to increase the Company’s authorized capital stock from 55,000,000 shares, consisting of 50,000,000 shares of common stock, par value $0.01 per share (“Common Stock”) and 5,000,000 shares of preferred stock, par value $0.01 per share (“Preferred Stock”), to a total of 85,000,000 shares, consisting of 80,000,000 shares of Common Stock and 5,000,000 shares of Preferred Stock.  The Company is amending the Capitalization Proposal to increase the Company’s authorized capital stock from 55,000,000 shares to a total of 100,000,000 shares, consisting of 95,000,000 shares of Common Stock and 5,000,000 shares of Preferred Stock.

As explained in the proxy material previously sent to WHX stockholders, in connection with a proposed rights offering, the Company filed a Registration Statement on Form S-1 (File No. 333-146803) with the Securities and Exchange Commission (the “SEC”) on October 18, 2007, as amended, relating to the registration of shares of WHX Common Stock to be sold for up to $200 million (the “Rights Offering”), issuable upon exercise of rights to be distributed to holders of record of shares of the Common Stock as of the record date for the Rights Offering.  To have sufficient authorized but unissued shares of Common Stock to accommodate the additional shares which may be issued pursuant to the Rights Offering, the Board believed it was necessary to increase its authorized capital.

The Company believes that it is in the best interests of the Company to increase the Company’s authorized capital to 100,000,000 shares to provide greater flexibility to accommodate the shares that may be issued pursuant to the Rights Offering.

A revised notice of special meeting of stockholders reflecting the postponement of the special meeting and amendment to the Capitalization Proposal follows this notice. All references in the previously provided proxy statement and proxy card to the date, time and place of the special meeting should be considered to be references to the date, time and place of the postponed meeting, and all references to the Capitalization Proposal shall be as amended hereby.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE CAPITALIZATION PROPOSAL TO AUTHORIZE THE BOARD, AT ITS DISCRETION, TO AMEND THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE COMPANY’S AUTHORIZED CAPITAL STOCK FROM 55,000,000 SHARES, CONSISTING OF 50,000,000 SHARES OF COMMON STOCK AND 5,000,000 SHARES OF PREFERRED STOCK TO 100,000,000 SHARES, CONSISTING OF 95,000,000 SHARES OF COMMON STOCK AND 5,000,000 SHARES OF PREFERRED STOCK.

If our stockholders approve the Capitalization Proposal, our Board may, in its discretion, proceed and amend and restate the portions of the Fourth Article of our Amended and Restated Certificate of Incorporation necessary to make the changes described above.  Following such approval and filing with the Secretary of State of the State of Delaware, the amendment will become effective on the date it is filed.  The amendment to the Fourth Article of our Amended and Restated Certificate of Incorporation is attached to this Supplement as Exhibit A, and replaces Exhibit A to the proxy materials previously delivered to WHX stockholders.

PLEASE SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD TODAY.  ANY PREVIOUSLY SUBMITTED PROXY CARDS ARE NO LONGER VALID.

January 14, 2008

WHX Corporation,

Glen M. Kassan
Chief Executive Officer

WHX CORPORATION
1133 Westchester Avenue
White Plains, NY 10604

REVISED - NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
To Be Held On January 31, 2008

To the Stockholders of WHX Corporation:

A special meeting (the “Special Meeting”) of stockholders of WHX Corporation (the “Company”) will be held at the offices of Olshan Grundman Frome Rosenzweig & Wolosky LLP at Park Avenue Tower, 65 East 55th Street, 2nd Floor, New York, New York 10022 on January 31, 2008, at 11:00 a.m., local time. At the Special Meeting, you will be asked to consider and act upon the following matters:

1.
A proposal to authorize the board of directors, at its discretion, to amend the Company’s Amended and Restated Certificate of Incorporation to increase the Company’s authorized capital stock from 55,000,000 shares, consisting of 50,000,000 shares of common stock, par value $0.01 per share (“Common Stock”) and 5,000,000 shares of preferred stock, par value $0.01 per share (“Preferred Stock”), to a total of 100,000,000 shares, consisting of 95,000,000 shares of Common Stock and 5,000,000 shares of Preferred Stock.

2.	To transact any other matters that properly come before the meeting and any adjournment or postponement thereof.

Only stockholders of record at the close of business on December 10, 2007, are entitled to notice of, and to vote at, the Special Meeting.

The revised notice and supplement to proxy statement are being mailed to our stockholders on or about January 14, 2008.

Please follow the voting instructions on the enclosed proxy card to vote.

By Order of the Board of Directors, WHX CORPORATION

Glen M. Kassan
Chief Executive Officer

January 14, 2008

TO ENSURE THAT YOUR SHARES ARE REPRESENTED AT THE
SPECIAL MEETING, PLEASE COMPLETE, DATE, SIGN AND MAIL PROMPTLY
THE ENCLOSED PROXY CARD IN THE RETURN ENVELOPE PROVIDED.

EXHIBIT A

FORM OF AMENDMENT
TO THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
WHX CORPORATION

Pursuant to Section 242 of the

General Corporation Law of the State of Delaware

WHX CORPORATION (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware, does hereby certify as follows:

1.           The name of the Corporation is WHX Corporation.

2.           The First Paragraph of Article FOURTH of the Certificate of Incorporation of the Corporation is hereby amended to restate the first paragraph of Article FOURTH to read as follows:

“FOURTH: The total number of shares of stock which the Corporation shall have authority to issue is 100,000,000 shares, consisting of (i) 5,000,000 shares of Preferred Stock, $0.01 par value per share (the “Preferred Stock”), and (ii) 95,000,000 shares of Common Stock, $0.01 par value per share (the “Common Stock”).”

3.           The amendment to the Certificate of Incorporation of the Corporation effected by this Certificate was duly authorized by the Board of Directors and the stockholders of the Corporation in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed and acknowledged by its Secretary on this    th day of               , 2008.

WHX Corporation,

By:
Title:

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

WHX CORPORATION

Proxy – Special Meeting of Stockholders
January 31, 2008

The undersigned hereby appoints Glen M. Kassan and Warren G. Lichtenstein, each of them, the true and lawful attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of Common Stock of WHX Corporation (“WHX” or the “Company”), which the undersigned is entitled to vote at the Special Meeting of Stockholders of the Company to be held on January 31, 2008, at 11:00 a.m., local time, at the offices of Olshan Grundman Frome Rosenzweig & Wolosky LLP at Park Avenue Tower, 65 East 55th Street, 2nd Floor, New York, New York 10022, or at any adjournment thereof.

The undersigned hereby revokes any proxy or proxies heretofore given and acknowledges receipt of a copy of the Proxy Statement dated December 14, 2007 and Supplement to Proxy Statement and Revised Notice of Special Meeting, both dated January 14, 2008.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH ANY DIRECTIONS HEREIN GIVEN.  IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED TO AUTHORIZE THE BOARD OF DIRECTORS, AT ITS DISCRETION, TO AMEND THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE COMPANY’S AUTHORIZED CAPITAL STOCK FROM 55,000,000 SHARES, CONSISTING OF 50,000,000 SHARES OF COMMON STOCK AND 5,000,000 SHARES OF PREFERRED STOCK TO 100,000,000 SHARES, CONSISTING OF 95,000,000 SHARES OF COMMON STOCK AND 5,000,000 SHARES OF PREFERRED STOCK.

1.
To authorize the board of directors, at its discretion, to amend the Company’s Amended and Restated Certificate of Incorporation to increase the Company’s authorized capital stock from 55,000,000 shares, consisting of 50,000,000 shares of common stock and 5,000,000 shares of preferred stock to 100,000,000 shares, consisting of 95,000,000 shares of common stock and 5,000,000 shares of preferred stock.

FOR [___]                   AGAINST [___]              ABSTAIN [___]

2.	To transact any other matters that properly come before the meeting and any adjournment or postponement thereof.

NOTE: Your signature should appear the same as your name appears hereon.  If signing as attorney, executor, administrator, trustee or guardian, please indicate the capacity in which signing.  When signing as joint tenants, all parties in the joint tenancy must sign.  When a corporation gives a proxy, an authorized officer should sign it.

Signature:	Title:	Date:

Signature:	Title:	Date: